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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 29, 1999


                            USFREIGHTWAYS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       0-19791                                                 36-3790696
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(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)

   9700 Higgins Road, Suite 570
        Rosemont, Illinois                                        60018
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(Address of principal executive offices)                        (Zip Code)

                                 (847) 696-0200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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         (Former name or former address, if changed since last report.)




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ITEM 5.   OTHER EVENTS

         On May 5, 1999, USFreightways Corporation issued $100,000,000 6-1/2% Guaranteed Notes due May 1, 2009. Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Credit Suisse First Boston Corporation served as the underwriters in the offering.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         1.1 Purchase Agreement dated April 29, 1999, by and among USFreightways Corporation, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Credit Suisse First Boston Corporation.

         4.1 Indenture Agreement dated May 5, 1999, by and among USFreightways Corporation, Airgo Freight Inc., Daher America, Inc., DDE Investors, LLC, G.M.T. Services, Inc., Glen Moore Transport, Inc., Golden Eagle Customs Brokers, Inc., Golden Eagle Group, Inc., Golden Eagle International Forwarding, Inc., Moore & Son Co., Processors Trading Operating Company, Processors Trading, Ltd., Processors Unlimited Company, Ltd., Processors Unlimited Operating Company, USF Bestway Inc., USF Bestway Leasing Inc., USF Caribbean Services Inc., USF Coast Consolidators Inc., USF Distribution Services Inc., USF Dugan Inc., USF Holland Inc., USF Logistics (IMC) Inc., USF Logistics (Tricor) Inc., USF Logistics Inc., USF Logistics Services Inc., USF Newco Inc., USF Properties New Jersey Inc., USF Red Star Inc., USF Reddaway Inc., USF Sales Corporation, USF Seko Worldwide Inc. and NBD Bank, as Trustee.


         4.2 6-1/2% Guaranteed Note due May 1, 2009.

         4.3 USFreightways Corporation Officer's Certificate.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      USFREIGHTWAYS CORPORATION



Dated: May 10, 1999                   By: /s/ Christopher L. Ellis
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                                          Christopher L. Ellis,
                                          Senior Vice President, Finance and
                                          Chief Financial Officer



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